SELIGMAN
                                               -----------
                                                    GROWTH
                                                FUND, INC.

                                                                [GRAPHIC]


                                                             MID-YEAR REPORT
                                                              JUNE 30, 1998


                                                            SEEKING LONGER-TERM
                                                             GROWTH OF CAPITAL
                                                                VALUE AND AN
                                                             INCREASE IN FUTURE
                                                                   INCOME


                                                                 [LOGO]
                                                         J. & W. SELIGMAN & CO.
                                                               INCORPORATED
                                                            ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions for these changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest, diversified, publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS

To the Shareholders ..................................    1
Interview With Your Portfolio Manager ................    2
Performance Overview .................................    4
Portfolio Overview ...................................    6
Portfolio of Investments .............................    8
Statement of Assets and Liabilities ..................   10
Statement of Operations ..............................   11

Statements of Changes in Net Assets ..................   12
Notes to Financial Statements ........................   13
Financial Highlights .................................   16
Report of Independent Auditors .......................   18
Board of Directors ...................................   19
Executive Officers AND For More Information ..........   20
Glossary of Financial Terms ..........................   21

TO THE SHAREHOLDERS

Seligman Growth Fund had outstanding performance in the first half of the year, posting a total return of 20.40% based on the net asset value of Class A shares. This return outpaced the 15.10% total return of the Fund's peers, as measured by the Lipper Growth Funds Average. The Fund's return also outpaced the 20.38% total return of the Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks.

Throughout the first half of the year, the US economy continued to grow, bringing the expansion into an unprecedented eighth year. US companies again benefited from an environment of low inflation, steady wage increases, strong consumer spending, a tight labor market, and healthy consumer confidence. According to the Conference Board, consumer confidence rose to a 29-year high in June, reflecting these positive fundamentals. Further, the supply of consumer goods kept pace with demand, which helped the economic expansion remain balanced.

However, some economic indicators suggested the start of a deceleration in the pace of economic growth. This expectation of slower growth, combined with fears about the effects of the Asian financial crisis, heightened investor demand for "safe haven" equities. Both domestic and overseas investors stressed the importance of well-known, liquid, large-capitalization growth stocks, which have a history of providing stable earnings and dividends.

Looking ahead, while the Asian crisis has just begun to impact the US economy, the effect it has had on the domestic equity market could be reversed. Although the crisis caused investors to favor the safety of large-cap growth stocks, it may begin to pressure the earnings of these companies, and in turn their stock prices, in the months to come.

Beginning in May, the portfolio management responsibilities of Seligman Growth Fund were fully assumed by Ms. Marion S. Schultheis, a Managing Director of J. &
W. Seligman & Co. Incorporated, and head of the Seligman Growth Team. Ms. Schultheis is supported by a group of investment professionals dedicated to the objectives of Seligman Growth Fund.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

Thank you for your continued interest in Seligman Growth Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, the Fund's portfolio of investments, and financial statements follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C.   Morris
Chairman

                                /s/ Brian T. Zino
                                -----------------
                                Brian T. Zino
                                President

July 31,  1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q.  HOW DID SELIGMAN GROWTH FUND PERFORM IN THE FIRST HALF OF 1998?

A. We are pleased with Seligman Growth Fund's strong results in the first half of the year. The Fund posted a total return of 20.40% based on the net asset value of Class A shares, which outpaced the 15.10% total return of its peers, as measured by the Lipper Growth Funds Average. The Fund's return also outpaced the 20.38% total return of the Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks.

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN THE FIRST HALF OF 1998?

A. The strong economy of the first six months provided a solid environment for many domestic companies to reinvest earnings, improve credit, and strengthen their core businesses to position themselves for even stronger future growth.

    However, the Asian financial crisis began to impact corporate profits in some industries. The crisis depressed demand for consumer products, high-tech equipment, and commodities throughout Asia. US companies that sell into these markets suffered from lower-than-anticipated earnings, while overseas companies flooded the US with inexpensive imports. Additionally, some economic indicators toward the end of the first half suggested the start of a deceleration in the pace of US economic growth. These factors heightened investor demand for "safe haven" large-capitalization growth stocks.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. Our strategy is to identify, and invest in, growth stocks that are offered at attractive valuations and above-trend returns while maintaining the portfolio's diversification. Even though equity valuations were increasing in the first half of the year, the large-cap market was sufficiently broad-based to enable us to identify opportunities to purchase fairly valued stocks of well-managed companies that are building their businesses.

    During the first half of 1998, some American companies saw their profit margins squeezed due to the long-term nature of domestic business cycles, coupled with the decline in export markets, as a result of the Asian financial crisis. This led us to increase our focus on domestic companies with less global and cyclical exposure. We believe that these companies are capable of producing higher sales at better profit margins than their competitors, despite market conditions. Further, we emphasized companies that had standout performances because of their positive business practices, even in industries where slow performances were anticipated.

    Throughout the period, we applied our strategic analysis to identify several attractively valued, growth-oriented companies whose performance potential and underlying stock values were unrecognized by the investment community. We purchased these stocks when they were competitively priced, and ensuing investor interest vindicated our analysis when the share prices rose. Our stringent and disciplined stock selection process, coupled with our dedication to enhancing analytical control, strengthened the overall portfolio mix and enabled us to pick strong stocks.

[PICTURE]

SELIGMAN GROWTH TEAM: (FROM LEFT) MICHELLE BORRE, SHELIA GRAYSON
(ADMINISTRATIVE ASSISTANT), DAVID LEVY, (SEATED) RICHARD SCHMALTZ, MARION SCHULTHEIS (PORTFOLIO MANAGER)

A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted in the management of the Fund by a group of seasoned professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q.  WHICH INDUSTRIES AFFECTED THE FUND'S PERFORMANCE IN THE FIRST HALF?

A. The portfolio's holdings in capital goods, consumer cyclicals, health care, and energy all added to the Fund's results.

    The Fund benefited from its significant position in the health care sector, particularly due to the portfolio's holdings in companies that manufacture medical products and pharmaceuticals. The market for these products is expanding because of advances in medicine and the overall aging of the US population. Additionally, these companies are attractive because their products have recurring revenue. Moreover, we recognize that the release of new patented pharmaceuticals and other health care products is exerting a growing influence upon the share prices of their parent companies. This enabled us to take advantage of positive first-half performances in the share prices of well-known companies such as Pfizer and Warner-Lambert.

    We also took advantage of the competitive prices of some energy stocks. In addition to being priced well, they possessed attractive yields and reasonable valuations, and the companies had good long-term prospects and strong operating environments. Despite recent declines in energy prices, this sector outperformed expectations, enhancing the Fund's overall performance.

    The portfolio was underweighted in the technology sector to avoid the negative impact of depressed Asian demand for high-tech consumer products such as disk drives, personal computers, and infrastructure equipment. In these businesses, lower demand in the first half led to slower sales and depressed earnings among many companies. However, the technology sector performed better than we had anticipated, as demand for software and computer services was very high. Despite its underweighting, the Fund still benefited because we concentrated the portfolio's holdings in companies that manufacture software and computer services, as well as in those with little Asian exposure.

    Finally, low interest rates, deregulation, and consolidation among companies contributed to general strength in the financial industry, and led many of the Fund's financial stocks to strong returns. However, this sector as a whole underperformed our expectations. Additionally, we believe the strength of the market has put a valuation cap on some financial stocks, at least temporarily. Although we remain committed to the long-term growth potential of these companies, we reduced our holdings in this sector.

Q.  WHAT IS THE OUTLOOK?

A. Global economic uncertainty as a result of the Asian crisis fueled a "flight to quality," which drove large-cap growth stock valuations to near record levels. However, we believe the full impact of the crisis has not yet been absorbed by the US equity market. Investors may begin to retreat from large caps as these stocks begin to feel the maximum impact of the crisis. Additionally, because of depressed overseas export markets, corporate earnings may come under pressure, and although we think companies should still have earnings growth, it may be modest. However, we believe that continuing strong domestic consumer confidence and healthy economic conditions should help overall corporate performance, despite the ongoing ramifications of the Asian crisis and the slowdown in growth. We also believe that US companies should benefit from a benign economic environment.

    The second half of 1998 brings with it the first anniversary of the Asian crisis. Many of the companies that absorbed its initial impact have had a year to adjust their businesses, and those who are surviving in the depressed Asian markets may now be worth consideration. Many obviously have strong enough business practices and operations to function in even the worst economic environment. While other investors have retreated from overseas investments in recent months, we believe the period of maximum uncertainty is the precise time to consider them. Additionally, investor sentiment is poor, and we think that the low prices of many of these stocks may make them attractive. These factors could make the second half of the year an ideal time for us to reconsider companies with Asian exposure. Valuations are now falling to low levels in a few niche areas, and we believe growth opportunities will be greater than ever in the coming months. We will look for opportunities to make strategic investments in high-quality companies with fairly valued stocks. Therefore, we believe the Fund is well-positioned to benefit from both weakness in the Asian markets, and the continuing strength of the US economy.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
For Periods Ended June 30, 1998

                                                                                      AVERAGE ANNUAL
                                                  ---------------------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------

CLASS A**
With Sales Charge                               14.73%        20.21%        17.44%        15.30%          n/a           n/a
Without Sales Charge                            20.40         26.23         18.59         15.86           n/a           n/a

CLASS B**
With CDSL+                                      15.00         20.44           n/a           n/a         21.66%          n/a
Without CDSL                                    20.00         25.44           n/a           n/a         22.74           n/a

CLASS D**
With 1% CDSL                                    19.00         24.44           n/a           n/a           n/a           n/a
Without CDSL                                    20.00         25.44         17.03           n/a           n/a         17.04%

LIPPER GROWTH FUNDS AVERAGE***                  15.10         25.38         18.91         16.13         23.46++       19.18+++

RUSSELL 1000 GROWTH INDEX***                    20.38         31.39         23.48         19.15         30.77++       23.24+++

NET ASSET VALUE

                JUNE 30, 1998          DECEMBER 31, 1997         JUNE 30, 1997
               --------------        --------------------       --------------
CLASS A            $7.32                     $6.08                  $6.59
CLASS B             6.72                      5.60                   6.15
CLASS D             6.72                      5.60                   6.15

CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1998

REALIZED              $0.873
UNREALIZED             2.276o

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.
   + The CDSL is 5% for periods of one year or less, and 3% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   o Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1998.

PERFORMANCE OVERVIEW

                       GROWTH OF AN
                    ASSUMED $10,000
                      INVESTMENT IN
                     CLASS A SHARES
                  JUNE 30, 1988, TO
                      JUNE 30, 1998

    [The following table represents a Mountain chart in the printed report]

SELIGMAN GROWTH FUND -- CLASS A SHARES

Class A
6/30/88  $9,521* Initial Amount Invested
9/30/88   9,292
12/31/88  9,398
3/31/89   9,956
6/30/89  11,028
9/30/89  12,671
12/31/89 12,569
3/31/90  11,903
6/30/90  13,160
9/30/90  10,921
12/31/90 11,920
3/31/91  14,085
6/30/91  13,981
9/30/91  15,106
12/31/91 16,504
3/31/92  16,171
6/30/92  15,367
9/30/92  16,312
12/31/92 18,368
3/31/93  18,277
6/30/93  17,699
9/30/93  19,283
12/31/93 19,283
3/31/94  18,801
6/30/94  17,800
9/30/94  18,912
12/31/94 18,757
3/31/95  19,624
6/30/95  21,070
9/30/95  23,177
12/31/95 24,097
3/31/96  25,759
6/30/96  27,006
9/30/96  28,067
12/31/96 29,191
3/31/97  28,792
6/30/97  32,883
9/30/97  34,331
12/31/97 34,477
3/31/98  40,090
6/30/98 $41,508 Total Value at June 30, 1998


       GROWTH OF AN ASSUMED $10,000
                      INVESTMENT IN
                     CLASS B SHARES
                APRIL 22, 1996,+ TO
                      JUNE 30, 1998


    [The following table represents a Mountain chart in the printed report]

SELIGMAN GROWTH FUND -- CLASS B SHARES

Class B
4/22/96 $10,000 Initial Amount Invested
5/31/96  10,505
6/30/96  10,355
7/31/96   9,794
8/31/96  10,075
9/30/96  10,748
10/31/96 10,729
11/30/96 11,206
12/31/96 11,145
1/31/97  11,815
2/28/97  11,733
3/31/97  10,962
4/30/97  11,409
5/31/97  12,018
6/30/97  12,485
7/31/97  13,439
8/31/97  12,464
9/30/97  13,012
10/31/97 12,545
11/30/97 12,957
12/31/97 13,050
1/31/98  13,493
2/28/98  14,542
3/31/98  15,147
4/30/98  15,450
5/31/98  14,961
6/30/98 $15,660** Total Value at June 30, 1998

       GROWTH OF AN ASSUMED $10,000
                      INVESTMENT IN
                     CLASS D SHARES
                   MAY 3, 1993,+ TO
                      JUNE 30, 1998


    [The following table represents a Mountain chart in the printed report]

SELIGMAN GROWTH FUND -- CLASS D SHARES

Class D
5/3/93  $10,000 Initial Amount Invested
6/30/93  10,265
9/30/93  11,146
12/31/93 11,240
3/31/94  10,724
6/30/94  10,037
9/30/94  10,638
12/31/94 10,503
3/31/95  10,958
6/30/95  11,726
9/30/95  12,877
12/31/95 13,339
3/31/96  14,227
6/30/96  14,899
9/30/96  15,464
12/31/96 16,035
3/31/97  15,772
6/30/97  17,963
9/30/97  18,722
12/31/97 18,777
3/31/98  21,794
6/30/98 $22,532 Total Value at June 30, 1998



These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

-------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 3% CDSL.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 1998

                                                                                                           PERCENT OF NET ASSETS
                                                                                                          -----------------------
                                                                                                            JUNE       DECEMBER
                                                           ISSUES         COST                VALUE       30, 1998      31, 1997
                                                           -------  ----------------    ----------------  ---------  ------------
COMMON STOCKS:
    Basic Materials ....................................      --                --                  --        --           1.1
    Capital Goods ......................................       3      $ 27,468,587        $ 53,852,813       6.0           9.0
    Communication Services .............................       2         5,866,033          15,249,750       1.7           1.9
    Consumer Cyclicals .................................       7        71,000,660         116,300,469      13.1          12.9
    Consumer Staples ...................................      13       126,594,023         169,399,906      19.0          14.9
    Energy .............................................       2        14,706,180          11,925,050       1.3           1.1
    Financial Services .................................       7        54,771,961         101,804,667      11.4          18.3
    Health Care ........................................      10       115,954,742         169,872,813      19.1          19.0
    Industrial Equipment ...............................      --                --                  --        --           0.8
    Printing and Publishing ............................      --                --                  --        --           0.1
    Technology .........................................      10        85,728,546         140,711,059      15.8          18.9
    Utilities ..........................................       1         8,703,340           9,461,250       1.1            --
    Miscellaneous ......................................      --                --                  --        --           0.1
                                                           -----      ------------      --------------    ------         -----
                                                              55       510,794,072         788,577,777      88.5          98.1
SHORT-TERM HOLDINGS AND
    OTHER ASSETS LESS LIABILITIES ......................       3       102,514,438         102,514,438      11.5           1.9
                                                           -----      ------------       -------------    ------         -----
NET ASSETS .............................................      58      $613,308,510        $891,092,215     100.0         100.0
                                                           =====      ============       =============    ======         =====

LARGEST INDUSTRIES
JUNE 30, 1998


 [The following table represents a Bar chart in the printed report]

                         Percent of
                         Net Assets       Amount
                         ----------     ------------
HEALTH CARE                19.1%        $169,872,813
CONSUMER STAPLES           19.0%         169,399,906
TECHNOLOGY                 15.8%         140,711,059
CONSUMER CYCLICALS         13.1%         116,300,469
FINANCIAL SERVICES         11.4%         101,804,668

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       6/30/98
-----------                       -----------   -----------
AES ...........................     180,000       180,000
AutoZone ......................     507,500       507,500
Computer Associates
   International ..............     160,000       160,000
ConAgra .......................     430,000       430,000
EMC ...........................     240,000       240,000
Kroger ........................     275,000       275,000
Schering-Plough ...............     160,000       160,000
Time Warner ...................     115,000       115,000
Union Pacific Resources
   Group ......................     360,000       360,000
U.S.Filter ....................     325,000       325,000


                                           SHARES
                                ----------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       6/30/98
----------                        -----------   -----------
Boeing ........................     200,000            --
Compaq Computer ...............     330,000(1)         --
Eaton .........................     125,000            --
Honeywell .....................     135,000            --
Intel .........................     300,000            --
Lucent Technologies ...........     125,000       245,000(2)
Morgan Stanley Dean Witter ....     200,000            --
Motorola ......................     220,000            --
Pfizer ........................     125,000       250,000
Sun America ...................     216,100            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-----------
(1) Includes 165,000 shares received as a result of a 2-for-1 stock split.
(2) Includes 185,000 shares received as a result of a 2-for-1 stock split.


LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1998

SECURITY                                     VALUE
----------                              ---------------
Merck .............................       $36,112,500
General Electric ..................        31,395,000
Pfizer ............................        27,171,875
Microsoft .........................        27,101,562
Cisco Systems .....................        25,556,016
Dayton Hudson .....................        23,765,000
Travelers .........................        23,189,062
Bristol-Myers Squibb ..............        22,987,500
Interpublic Group of Companies ....        22,757,813
Philip Morris .....................        22,361,062

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998

                                      SHARES         VALUE
                                    ---------     ------------
COMMON STOCKS  88.5%
CAPITAL GOODS  6.0%
General Electric                      345,000     $ 31,395,000
Illinois Tool Works                   200,000       13,337,500
U.S. Filter*                          325,000        9,120,313
                                                  ------------
                                                    53,852,813
                                                  ------------
COMMUNICATION SERVICES  1.7%
Grupo Iusacell (ADRs)* (Mexico)        54,300          746,625
WorldCom*                             300,000       14,503,125
                                                  ------------
                                                    15,249,750
                                                  ------------
CONSUMER CYCLICALS  13.1%
AutoZone*                             507,500       16,208,281
Dayton Hudson                         490,000       23,765,000
Harley-Davidson                       300,000       11,625,000
Interpublic Group of Companies        375,000       22,757,813
Jones Apparel Group*                  280,000       10,237,500
Lowes Companies                       250,000       10,140,625
Wal-Mart Stores                       355,000       21,566,250
                                                  ------------
                                                   116,300,469
                                                  ------------
CONSUMER STAPLES  19.0%
BestFoods                             180,000       10,451,250
Cardinal Health                       195,000       18,281,250
Chancellor Media*                     170,000        8,441,563
Clear Channel Communications*          37,000        4,037,625
Colgate-Palmolive                     180,000       15,840,000
ConAgra                               430,000       13,625,625
Disney, Walt                           97,000       10,191,063
Gillette                              311,600       17,663,825
Kroger*                               275,000       11,790,625
PepsiCo                               210,700        8,678,206
Philip Morris                         567,900       22,361,062
Procter & Gamble                      200,000       18,212,500
Time Warner                           115,000        9,825,312
                                                  ------------
                                                   169,399,906
                                                  ------------
ENERGY  1.3%
Transocean Offshore                   125,900        5,602,550
Union Pacific Resources Group         360,000        6,322,500
                                                  ------------
                                                    11,925,050
                                                  ------------
FINANCIAL SERVICES  11.4%
American International Group          110,000       16,060,000
Federal Home Loan
   Mortgage Association               160,000        7,530,000
Federal National Mortgage
   Association                        240,000       14,580,000
MBNA                                  450,000       14,850,000
Norwest                               500,000       18,687,500
Travelers                             382,500       23,189,062
Washington Mutual                     159,150        6,908,105
                                                  ------------
                                                   101,804,667
                                                  ------------
HEALTH CARE  19.1%
American Home Products                250,400       12,958,200
Bristol-Myers Squibb                  200,000       22,987,500
HEALTHSOUTH*                          304,600        8,129,013
Johnson & Johnson                     250,000       18,437,500
Eli Lilly                             162,800       10,754,975
Merck                                 270,000       36,112,500
Pfizer                                250,000       27,171,875
Schering-Plough                       160,000       14,660,000
United Healthcare                     130,000        8,255,000
Warner-Lambert                        150,000       10,406,250
                                                  ------------
                                                   169,872,813
                                                  ------------
TECHNOLOGY  15.8%
Applied Materials*                    195,000        5,758,594
Cisco Systems*                        277,500       25,556,016
Computer Associates International     160,000        8,890,000
Compuware                             185,000        9,452,344
Creative Technologies*
   (Singapore)                        375,000        4,652,344
EMC*                                  240,000       10,755,000
Hewlett-Packard                       147,900        8,855,512
Lucent Technologies                   245,000       20,380,937
Microsoft*                            250,000       27,101,562
Xerox                                 190,000       19,308,750
                                                  ------------
                                                   140,711,059
                                                  ------------
UTILITIES  1.1%
AES*                                  180,000        9,461,250
                                                  ------------
TOTAL COMMON STOCKS
(Cost $510,794,072)                                788,577,777
                                                  ------------

See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998

                                    PRINCIPAL
                                     AMOUNT           VALUE
                                 --------------   -------------
SHORT-TERM HOLDINGS  10.5%
Bank of Montreal, Grand
   Cayman Fixed Time Deposit,
   6%, 7/1/1998                   $31,000,000     $ 31,000,000
Canadian Imperial Bank of
   Commerce, Grand Cayman
   Fixed Time Deposit,
   6 1/8%, 7/1/1998                31,700,000       31,700,000
Republic National Bank of
   New York, Grand Cayman
   Fixed Time Deposit,
   6 1/8%, 7/1/1998                31,000,000       31,000,000
                                                  ------------

TOTAL SHORT-TERM HOLDINGS
(Cost $93,700,000)                                $ 93,700,000
                                                  ------------
TOTAL INVESTMENTS  99.0%
(Cost $604,494,072)                                882,277,777
OTHER ASSETS
   LESS LIABILITIES  1.0%                            8,814,438
                                                  ------------
NET ASSETS  100.0%                                $891,092,215
                                                  ============

--------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
Investments, at value:
  Common stocks (cost $510,794,072) .............................................     $788,577,777
  Short-term holdings (cost $93,700,000) ........................................       93,700,000          $882,277,777
                                                                                      ------------
Cash .............................................................................................               363,659
Receivable for securities sold ...................................................................             6,949,820
Receivable for Capital Stock sold ................................................................             6,597,625
Receivable for interest and dividends ............................................................               706,499
Investment in, and expenses prepaid to,  shareholder service agent ...............................               170,500
Other ............................................................................................               102,656
                                                                                                            ------------
TOTAL ASSETS .....................................................................................           897,168,536
                                                                                                            ------------
LIABILITIES:
Payable for Capital Stock repurchased ............................................................             4,627,766
Accrued expenses, taxes, and other ...............................................................             1,448,555
                                                                                                            ------------
TOTAL LIABILITIES ................................................................................             6,076,321
                                                                                                            ------------
NET ASSETS .......................................................................................          $891,092,215
                                                                                                            ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
122,075,884  shares outstanding):
  Class A ........................................................................................          $117,667,393
  Class B ........................................................................................             1,190,132
  Class D ........................................................................................             3,218,359
Additional paid-in capital .......................................................................           354,933,078
Accumulated net investment loss ..................................................................               (83,875)
Undistributed net realized gain ..................................................................           136,383,674
Net unrealized appreciation of investments .......................................................           277,783,705
Net unrealized depreciation on translation of assets and liabilities
  denominated in foreign currencies ..............................................................                  (251)
                                                                                                            ------------
NET ASSETS .......................................................................................          $891,092,215
                                                                                                            ============

NET ASSET VALUE PER SHARE:
CLASS A ($861,482,664 / 117,667,393 shares) ......................................................                 $7.32
                                                                                                                   =====
CLASS B ($7,993,579 / 1,190,132 shares) ..........................................................                 $6.72
                                                                                                                   =====
CLASS D ($21,615,972 / 3,218,359 shares) .........................................................                 $6.72
                                                                                                                   =====

-------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:
Dividends .....................................................................    $ 3,467,690
Interest ......................................................................      1,520,505
                                                                                   -----------
TOTAL INVESTMENT INCOME (net of foreign taxes withheld of $5,665) .............................          $ 4,988,195

EXPENSES:
Management fee ................................................................      2,903,219
Distribution and service fees .................................................      1,067,443
Shareholder account services ..................................................        512,898
Custody and related services ..................................................         82,000
Registration ..................................................................         70,630
Shareholder reports and communications ........................................         67,159
Auditing and legal fees .......................................................         43,602
Directors' fees and expenses ..................................................          9,133
Miscellaneous .................................................................         16,293
                                                                                   -----------
TOTAL EXPENSES ................................................................................            4,772,377
                                                                                                        ------------
NET INVESTMENT INCOME .........................................................................              215,818

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments ...............................................   109,685,505
Net realized loss from foreign currency transactions ...........................    (3,182,810)
Net change in unrealized appreciation of investments ...........................    43,569,941
Net change in unrealized depreciation on translations of assets
  and liabilities denominated in foreign currencies ............................     3,073,530
                                                                                   -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS .....................................          153,146,166
                                                                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................................................         $153,361,984
                                                                                                        ============

-------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED     YEAR ENDED
                                                                                     JUNE 30, 1998   DECEMBER 31, 1997
                                                                                   ----------------  -----------------
OPERATIONS:
Net investment income (loss) ...................................................       $    215,818       $   (281,431)
Net realized gain on investments ...............................................        109,685,505        112,859,384
Net realized loss from foreign currency transactions ...........................         (3,182,810)          (896,184)
Net change in unrealized appreciation of investments ...........................         43,569,941         13,601,198
Net change in unrealized depreciation of assets and liabilities
  denominated in foreign currencies ............................................          3,073,530         (2,776,834)
                                                                                       ------------       ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................        153,361,984        122,506,133
                                                                                       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................................                 --        (88,125,334)
   Class B .....................................................................                 --           (436,521)
   Class D .....................................................................                 --         (1,908,912)
                                                                                       ------------       ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................                 --        (90,470,767)
                                                                                       ------------       ------------


                                                              SHARES
                                               ------------------------------------
                                               SIX MONTHS ENDED      YEAR ENDED
                                                 JUNE 30, 1998    DECEMBER 31, 1997
                                               ----------------   ------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .....................................   1,605,873           1,803,217            11,318,557         11,441,313
   Class B .....................................     309,368             445,150             1,988,523          2,599,277
   Class D .....................................     224,976             574,002             1,425,566          3,413,694
Exchanged from associated Funds:
   Class A .....................................  26,861,249          31,958,901           184,326,760        206,157,045
   Class B .....................................     279,183             276,718             1,786,861          1,652,977
   Class D .....................................   5,160,966           7,361,738            32,221,008         43,996,593
Shares issued in payment of gain distributions:
   Class A .....................................          --          11,845,991                    --         69,654,414
   Class B .....................................          --              75,334                    --            408,312
   Class D .....................................          --             325,908                    --          1,766,426
                                                ------------        ------------         -------------      -------------
Total ..........................................  34,441,615          54,666,959           233,067,275        341,090,051
                                                ------------        ------------         -------------      -------------
Cost of shares repurchased:
   Class A .....................................  (4,865,208)         (8,524,026)          (33,357,282)       (54,800,294)
   Class B .....................................     (63,123)           (127,571)             (397,846)          (798,290)
   Class D .....................................    (346,743)           (545,926)           (2,165,471)        (3,268,572)
Exchanged into associated Funds:
   Class A ..................................... (26,501,210)        (31,908,540)         (182,640,648)      (206,538,604)
   Class B .....................................     (88,868)            (76,212)             (558,910)          (447,915)
   Class D .....................................  (4,638,340)         (6,990,014)          (28,955,303)       (41,992,651)
                                                ------------        ------------         -------------      -------------
Total .......................................... (36,503,492)        (48,172,289)         (248,075,460)      (307,846,326)
                                                ------------        ------------         -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...................  (2,061,877)          6,494,670           (15,008,185)        33,243,725
                                                ============        ============         -------------      -------------
INCREASE IN NET ASSETS .................................................................   138,353,799         65,279,091
NET ASSETS:
Beginning of period ....................................................................   752,738,416        687,459,325
                                                                                         -------------      -------------
END OF PERIOD (including accumulated net investment
   loss of $83,875 and $247,853, respectively) .........................................  $891,092,215       $752,738,416
                                                                                         =============      =============

----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1998, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the

NOTES TO FINANCIAL STATEMENTS

   timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1998, amounted to $227,849,032 and $330,929,148, respectively.

   At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $287,444,212 and $9,660,507, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund's average daily net assets.

   Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Fund's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $10,640 from sales of Class A shares, after commissions of $80,229 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1998, fees incurred under the Plan aggregated $949,029, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $27,363 and $91,051, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended June 30, 1998, such charges amounted to $5,551.

NOTES TO FINANCIAL STATEMENTS

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the six months ended June 30, 1998, amounted to $2,973.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1998, Seligman Services, Inc. received commissions of $16,302 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $337,686, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $503,398 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $226,996 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                        CLASS A
                                                      ------------------------------------------------------------------------
                                                       SIX MONTHS                 YEAR ENDED DECEMBER 31,
                                                          ENDED       --------------------------------------------------------
                                                        06/30/98o      1997o       1996o       1995o        1994o       1993
                                                      ------------    -------     -------     -------      -------     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .................   $6.08        $5.85        $5.22        $4.54        $5.26       $6.04
                                                        ------       ------       ------       ------       ------      ------
Net investment income (loss) .........................      --           --        (0.01)        0.01         0.01        0.01
Net realized and unrealized investment gain (loss) ...    1.24         1.06         1.13         1.27        (0.22)       0.35
Net realized and unrealized investment gain (loss)
  from foreign currency transactions .................      --        (0.03)       (0.01)        0.01           --          --
                                                        ------       ------       ------       ------       ------      ------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .........................................    1.24         1.03         1.11         1.29        (0.21)       0.36
Dividends paid .......................................      --           --           --        (0.01)       (0.01)      (0.01)
Distributions from net gain realized .................      --        (0.80)       (0.48)       (0.60)       (0.50)      (1.13)
                                                        ------       ------       ------       ------       ------      ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ...........    1.24         0.23         0.63         0.68        (0.72)      (0.78)
                                                        ------       ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD .......................   $7.32        $6.08        $5.85        $5.22        $4.54       $5.26
                                                        ======       ======       ======       ======       ======      ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...............   20.40%       18.11%       21.14%       28.47%       (3.84)%      6.20%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .......................    1.13%+       1.16%        1.20%        0.94%        0.90%       0.89%
Net investment income (loss) to average net assets ...    0.07%+      (0.02)%      (0.12)%       0.17%        0.14%       0.18%
Portfolio turnover ...................................   29.27%       54.15%       26.05%      102.30%       93.59%     105.64%
NET ASSETS, END OF PERIOD (000s omitted) ............. $861,483     $732,754     $675,086     $597,510     $513,328    $591,491

------------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                    CLASS B
                                                    ---------------------------------------
                                                      SIX MONTHS      YEAR        4/22/96*
                                                         ENDED        ENDED         TO
                                                       06/30/98o    12/31/97o    12/31/96o
                                                    --------------  ---------    ---------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..............      $5.60        $5.49        $5.35
                                                         -----        -----        -----
Net investment loss ...............................      (0.02)       (0.05)       (0.03)
Net realized and unrealized investment gain .......       1.14         0.99         0.65
Net realized and unrealized gain (loss)
  from foreign currency transactions ..............         --        (0.03)          --
                                                         -----        -----        -----
INCREASE FROM INVESTMENT OPERATIONS ...............       1.12         0.91         0.62
Distributions from net gain realized ..............         --        (0.80)       (0.48)
                                                         -----        -----        -----
NET INCREASE IN NET ASSET VALUE ...................       1.12         0.11         0.14
                                                         -----        -----        -----
NET ASSET VALUE, END OF PERIOD ....................      $6.72        $5.60        $5.49
                                                         =====        =====        =====
TOTAL RETURN BASED ON NET ASSET VALUE: ............      20.00%       17.10%       11.45%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................       1.89%+       1.93%        1.99%+
Net investment loss to average net assets .........      (0.69)%+     (0.79)%      (0.83)%+
Portfolio turnover ................................      29.27%       54.15%       26.05%++
NET ASSETS, END OF PERIOD (000s omitted) ..........      $7,993       $4,219         $880


                                                                                       CLASS D
                                                      ---------------------------------------------------------------------------

                                                       SIX MONTHS                YEAR ENDED DECEMBER 31,               *5/3/93*
                                                          ENDED      ----------------------------------------------       TO
                                                         6/30/98o     1997o         1996o       1995o         1994o    12/31/93
                                                      ------------   ------        ------      ------        ------    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..............      $5.60        $5.49        $4.96        $4.38        $5.23       $5.67
                                                        ------       ------       ------       ------       ------      ------
Net investment loss ...............................      (0.02)       (0.05)       (0.05)       (0.04)       (0.12)      (0.03)
Net realized and unrealized investment gain (loss).       1.14         0.99         1.07         1.21        (0.23)       0.72
Net realized and unrealized gain (loss)
  from foreign currency transactions ..............         --        (0.03)       (0.01)        0.01           --          --
                                                        ------       ------       ------       ------       ------      ------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ......................................       1.12         0.91         1.01         1.18        (0.35)       0.69
Distributions from net gain realized ..............         --        (0.80)       (0.48)       (0.60)       (0.50)      (1.13)
NET INCREASE (DECREASE) IN NET ASSET VALUE ........       1.12         0.11         0.53         0.58        (0.85)      (0.44)
                                                        ------       ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD ....................      $6.72        $5.60        $5.49        $4.96        $4.38       $5.23
                                                        ======       ======       ======       ======       ======      ======
TOTAL RETURN BASED ON NET ASSET VALUE: ............      20.00%       17.10%       20.21%       27.01%       (6.56)%     12.40%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................       1.89%+       1.93%        1.97%        1.91%        2.93%       2.17%+
Net investment loss to average net assets .........      (0.69)%+     (0.79)%      (0.88)%      (0.83)%      (2.34)%     (1.03)%+
Portfolio turnover ................................      29.27%       54.15%       26.05%      102.30%       93.59%     105.64%+++
NET ASSETS, END OF PERIOD (000s omitted) ..........     $21,616      $15,765      $11,493       $6,412       $1,742      $1,197

-------------
  * Commencement of offering of shares.
  o Per share amounts for the six months ended June 30, 1998, and the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of June 30, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York

July 31, 1998

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, CommScope, Inc.
DIRECTOR, C-SPAN

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W. Seligman &Co.
   Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS             MARION S. SCHULTHEIS          THOMAS G. ROSE
CHAIRMAN                      VICE PRESIDENT                TREASURER

BRIAN T. ZINO                 LAWRENCE P. VOGEL             FRANK J. NASTA
PRESIDENT                     VICE PRESIDENT                SECRETARY



FOR MORE INFORMATION

MANAGER                                    GENERAL DISTRIBUTOR                   IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated        Seligman Financial Services, Inc.     (800) 221-2450      Shareholder
100 Park Avenue                            100 Park Avenue                                           Services
New York, NY  10017                        New York, NY  10017
                                                                                 (800) 445-1777      Retirement Plan
                                                                                                     Services

                                                                                 (212) 682-7600      Outside the
                                                                                                     United States
GENERAL COUNSEL                            SHAREHOLDER SERVICE AGENT
Sullivan & Cromwell                        Seligman Data Corp.                   (800) 622-4597      24-Hour Automated
                                           100 Park Avenue                                           Telephone Access
INDEPENDENT AUDITORS                       New York, NY  10017                                       Service
Deloitte & Touche LLP

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.